Supplement to the Statements of Additional Information

Credit Suisse International Focus Fund
Credit Suisse Institutional Fund – International Focus Portfolio
Credit Suisse Trust – International Focus Portfolio

The following information will supersede or supplement certain information in the funds’ Statements of Additional Information.

Portfolio Managers

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Funds, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager and the total assets managed within each category as of October 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Neil Gregson	4	$439,700,000	3	$775,800,000	0	N/A
Tom Mann	0	N/A	5	$1,037,884,446	0	N/A

No advisory fee is paid based on performance for any of the accounts listed above.

Ownership in Securities of the Funds

As reported to the Funds, as of December 1, 2006, Mr. Gregson and Mr. Mann had no beneficial ownership in the Funds.

Portfolio Managers’ Compensation

Compensation

Credit Suisse’s compensation to the Portfolio Manager set forth below includes both a fixed base salary component and bonus component.  The bonus component is composed of two parts.  The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by the Portfolio Manager, business growth, teamwork, management, corporate citizenship, etc.  The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which the Portfolio Manager is responsible (“Performance Based Bonus”).  Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-years) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager’s bonus.  The following table sets forth the benchmarks and peer group used over one and three year periods in determining the Portfolio Manager’s Performance Based Bonus.

Name	Benchmark	Peer Group
Neil Gregson	MSCI Eastern Europe MSCI Emerging Europe FT Gold Mines Index MSCI Global Emerging Markets MSCI Weighted sub-sectors	Lipper Hindsight LUX Eastern Europe Lipper Hindsight Global Emerging Markets Lipper Emerging Markets Fund Lipper Precious Metals

Tom Mann	MSCI Europe Value MSCI France MSCI Netherlands	Lipper Hindsight LUX European Equity Lipper Hindsight LUX France Equity Lipper Hindsight LUX Netherlands Equity

Dated: December 8, 2006